Exhibit 99.1

CONSENT IN WRITING OF

BOARDS OF DIRECTORS OF

YCQH AGRICULTURAL TECHNOLOGY CO. LTD

IN LIEU OF AN ORGANIZATIONAL MEETING

August 31, 2021

Pursuant to Sections 78.315 and 78.320 of the Nevada Revised Statutes, the undersigned being the Director of YCQH AGRICULTURAL TECHNOLOGY CO. LTD, a Nevada corporation (the “Company”), do hereby authorize, approve, and consent to the adoption of the following resolutions and the actions contemplated therein, without meeting:

1.	Issuance of shares

WHEREAS various subscribers have agreed to subscribe for and have paid for shares of common stock in the capital of the Company pursuant to the Company’s registration statement on Form S-1, which was declared effective on June 25, 2021;

THAT shares of common stock be issued to the following Individual and Companies:

No	Name	Share to be issued	Payment	Per share price
1	ZHIQUN, ZHOU	200,000	$2,000	$0.01
2	TONGSHU, CHEN	200,000	$2,000	$0.01
3	YING, CHEN	200,000	$2,000	$0.01
4	ZHIYING, CHEN	200,000	$2,000	$0.01
5	PIAOPIAO, DING	200,000	$2,000	$0.01
6	WEIJUN, DING	200,000	$2,000	$0.01
7	YIXIU, DONG	200,000	$2,000	$0.01
8	KENI, ZHAO	200,000	$2,000	$0.01
9	HONGXIA, FANG	200,000	$2,000	$0.01
10	YUXIAN, FANG	200,000	$2,000	$0.01
11	HONGLAN, FEI	200,000	$2,000	$0.01
12	RONGPING, FU	200,000	$2,000	$0.01
13	YAYING, GUO	200,000	$2,000	$0.01
14	PEILI, HE	200,000	$2,000	$0.01
15	BIN, HU	200,000	$2,000	$0.01
16	LIHUA, HUANG	400,000	$4,000	$0.01
17	YUNSAN, HUANG	200,000	$2,000	$0.01
18	CHANGGEN, HUANG	200,000	$2,000	$0.01
19	JIE, ZHANG	200,000	$2,000	$0.01
20	PING, CHEN	200,000	$2,000	$0.01
21	KEXIN, JIANG	200,000	$2,000	$0.01
22	BOLIANG, JIN	200,000	$2,000	$0.01
23	YAER, JIN	200,000	$2,000	$0.01
24	DONGDI, LI	200,000	$2,000	$0.01
25	YAFEN, FENG	200,000	$2,000	$0.01
26	KAI, WU	200,000	$2,000	$0.01
27	WEIDONG, LI	200,000	$2,000	$0.01
28	XIAZHU, LI	200,000	$2,000	$0.01
29	XIAOFANG, FAN	200,000	$2,000	$0.01
30	LIJUN, PAN	200,000	$2,000	$0.01
31	YAMENG, QIN	200,000	$2,000	$0.01
32	YAQIN, SHI	200,000	$2,000	$0.01
33	XIAORU, TANG	200,000	$2,000	$0.01
34	YONGHONG, TAO	200,000	$2,000	$0.01

35	ANFEN, WANG	200,000	$2,000	$0.01
36	PUKANG, WANG	200,000	$2,000	$0.01
37	WANDA, WANG	200,000	$2,000	$0.01
38	XIANG, WANG	200,000	$2,000	$0.01
39	XINLI, WANG	200,000	$2,000	$0.01
40	XINXI, WANG	200,000	$2,000	$0.01
41	XIUKANG, WANG	200,000	$2,000	$0.01
42	GUIFU, WU	200,000	$2,000	$0.01
43	ANLI, YAN	200,000	$2,000	$0.01
44	MENGJIE, LAN	200,000	$2,000	$0.01
45	HANCHANG, YANG	200,000	$2,000	$0.01
46	LIJUAN, YANG	200,000	$2,000	$0.01
47	JIANMEI, ZHANG	200,000	$2,000	$0.01
48	MINGDE, ZHANG	200,000	$2,000	$0.01
49	ZHONGYUAN, ZHANG	200,000	$2,000	$0.01
50	JUMEI, ZHAO	400,000	$4,000	$0.01
51	JIANAN, FENG	200,000	$2,000	$0.01
52	GUOPING, ZHOU	200,000	$2,000	$0.01
53	GUOYUAN, ZHOU	200,000	$2,000	$0.01
54	JINGZHI, ZHOU	200,000	$2,000	$0.01
55	JINGMEI, ZHANG	200,000	$2,000	$0.01
	Total	11,400,000	$114,000

NOW, THEREFORE, BE IT:

RESOLVED, that the Initial Public Offering be closed as of the date first written above.

RESOLVED, that the Company be, and hereby is authorized to enter into subscription agreements to sell the Shares pursuant to the Initial Public Offering; and be it further

RESOLVED, that any and all actions taken by the officers and directors of the Company in connection with the foregoing resolutions be and hereby are approved and ratified as if approved prior to such actions being taken; and be it further

RESOLVED, that the proper officers be, and they and each of them hereby are, authorized and empowered, in the name of the Company and on its behalf, to do all such further acts and things and to execute, and deliver all such additional documents, instruments and certificates, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable for the purposes of carrying out the foregoing resolutions, any such determination to be conclusively evidenced by the doing by such officers of any such act or thing, or the execution and delivery by such officers of any such additional documents, instruments or certificates.

IN WITHNESS HEREOF, the undersigned have executed this Written Consent as of the date first written above.

BOARD OF DIRECTORS:

/s/ Wang Min
Wang Min President, Secretary, Treasurer, Director